Inventories	12 Months Ended
Dec. 31, 2018
Inventory Disclosure [Abstract]
Inventories
Inventories

The following table provides the components of Inventories:
	As of December 31,
(MILLIONS OF DOLLARS)	2018	2017
Finished goods	$2,262	$2,883
Work in process	4,701	3,908
Raw materials and supplies	546	788
Inventories(a)	$7,508	$7,578
Noncurrent inventories not included above(b)	$618	$683

(a)
The change from December 31, 2017 primarily reflects the reclassification of $538 million to Assets held for sale during the fourth quarter of 2018 (see Note 2C) and a decrease due to foreign exchange, partially offset by increases for certain products to meet targeted levels in the normal course of business, primarily for inventory build for supply recovery, new product launches and the movement of products within our manufacturing network.

(b)	Included in Other noncurrent assets. There are no recoverability issues associated with these amounts.